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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005


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                           ILINC COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                                                76-0545043
(State or Other Jurisdiction                                  (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                     1-13725
                            (Commission File Number)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
    (Address of Principal Executive Offices)                      (Zip Code)




                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 5.02(d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On February 15, 2005, Ms. Colleen M. Shannon resigned from her position as Vice President of Finance and Corporate Controller of the Company. Ms. Shannon did so after accepting a position with a privately held local software company.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer



Date: February 18, 2005